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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549

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                                  FORM 8-K

                               Current Report
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                        Date of Report: May 12, 1997

                            BRISTOL HOTEL COMPANY
                        14285 Midway Road, Suite 300
                             Dallas, Texas 75244
                                972-391-3910

                         Commission File No. 1-14062

Incorporated in Delaware                                 IRS No. 75-2584227

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ITEM 5.  OTHER EVENTS.

        On May 12, 1997, Bristol Hotel Company (the "Company") entered into a Terms Agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") pursuant to which the Company intends to issue up to 3,162,500 shares of the Company's common stock in connection with an underwritten public offering of such shares. The Company expects to use the net proceeds for general corporate purposes and to repay borrowings.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (c)     Exhibits.

        1.1 Terms Agreement, dated May 12, 1997 between the Company and Merrill Lynch, including the Underwriting Agreement Standard Provisions incorporated therein by reference.



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                                  SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                              BRISTOL HOTEL COMPANY


                                              BY: /s/ JOEL M. EASTMAN
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                                                  Joel M. Eastman
                                                  Vice President, Secretary and
                                                     General Counsel

Date:   May 15, 1997






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                                EXHIBIT INDEX

EXHIBIT

   1.1 Terms Agreement, dated May 12, 1997 between the Company and Merrill Lynch, including the Underwriting Agreement Standard Provisions incorporated therein by reference.




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